UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2023

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota				41-0251095
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification Number)
5500 Cenex Drive
	Inver Grove Heights,	Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant’s telephone number, including area code)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

CHS Inc. (“CHS”) will hold ten owners forums for its members between July 20, 2023 and August 24, 2023 at various locations throughout the United States. In addition, CHS will hold a virtual owners forum for its members via livestream on August 11, 2023 in conjunction with the New Ulm, Minnesota forum. Each of these owners forums will include a slide presentation from members of CHS management and the CHS Board of Directors. A copy of the slide presentation that will be used at the owners forums, along with an outline of the remarks relating thereto, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, and the exhibits to this report, are deemed to be “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in Item 7.01, and the exhibits to this report shall not be deemed to be an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Owners Forums Slide Presentation and Outline of Remarks*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: July 20, 2023	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President, Chief Financial Officer and Chief Strategy Officer